Exhibit 99.1

102 Duffy Avenue, Hicksville, NY 11801 • Phone: (516) 683-4420 • flagstar.com

Investor Contact: Salvatore J. DiMartino (516) 683-4286
Media Contact: Steven Bodakowski (248) 312-5872

FLAGSTAR BANK, N.A. ANNOUNCES SALE OF ITS MORTGAGE

SERVICING BUSINESS

TRANSACTION ADDS 60 BASIS POINTS TO CET1 RATIO AND ACCELERATES TRANSITION TO A LEADING DIVERSIFIED, FULL-SERVICE REGIONAL BANK

HICKSVILLE, N.Y., July 25, 2024 - Flagstar Bank, N.A. (the “Bank”), the bank subsidiary of New York Community Bancorp, Inc. (NYSE: NYCB) (the “Company”) announced today that, it entered into a definitive agreement to sell its residential mortgage servicing business, including mortgage servicing rights and the third-party origination platform to Mr. Cooper (NASDAQ: COOP), a leading non-bank mortgage originator and servicer for approximately $1.4 billion. The transaction is expected to close during the fourth quarter of 2024.

Upon closing, the Company expects that the transaction will add approximately 60 basis points to its CET1 capital ratio, as converted for the remaining outstanding Series B Preferred Stock.

Commenting on today’s announcement, Chairman, President, and Chief Executive Officer Joseph M. Otting stated, “The Flagstar mortgage servicing platform is well-respected throughout the industry, which we believe is reflected in the premium we received. While the mortgage servicing business has made significant contributions to the Bank, we also recognize the inherent financial and operational risk in a volatile interest rate environment, along with increased regulatory oversight for such businesses.

“We are focused on transforming the Bank into a leading, relationship-focused regional bank. Consistent with that strategy, we will continue to provide residential mortgage products to the Bank’s retail and private wealth customers. We are grateful to our customers for their partnership and loyalty over the years and look forward to deepening those relationships.

“This was not a decision we took lightly and I want to thank our teammates in mortgage servicing and third-party mortgage originations and all of the support teams who deliver high-quality service day-in and day-out. Mr. Cooper is a major player in the mortgage origination and servicing business. It was important to us that we commit to a buyer with strong mortgage expertise and reputation, and a shared commitment to customer service excellence and employee values.”

Jefferies LLC is acting as exclusive financial advisor to New York Community Bancorp, Inc.

About New York Community Bancorp. Inc.

New York Community Bancorp, Inc. is the parent company of Flagstar Bank, N.A., one of the largest regional banks in the country. The Company is headquartered in Hicksville, New York. At March 31, 2024, the Company had $112.9 billion of assets, $83.3 billion of loans, deposits of $74.9 billion, and total stockholders’ equity of $8.4 billion.

Flagstar Bank, N.A. operates over 400 branches, including a significant presence in the Northeast and Midwest and locations in high-growth markets in the Southeast and West Coast. Flagstar Mortgage operates nationally through a wholesale network of approximately 3,000 third-party mortgage originators. In addition, the Bank has approximately 90 private banking teams located in over ten cities in the metropolitan New York City region and on the West Coast, serving the needs of high-net worth individuals and their businesses.

Cautionary Note Regarding Forward-Looking Statements

The foregoing disclosures may include forward-looking statements within the meaning of the federal securities laws by the Company pertaining to such matters as our goals, intentions, and expectations regarding (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, and our ability to fully and timely implement the risk management programs institutions greater than $100 billion in assets must maintain; (h) the effect on our capital ratios of the approval of certain proposals approved by our shareholders during our 2024 annual meeting of shareholders; (i) the conversion or exchange of shares of the Company’s preferred stock; (j) the payment of dividends on shares of the Company’s capital stock, including adjustments to the amount of dividends payable on shares of the Company’s preferred stock; (k) the availability of equity and dilution of existing equity holders associated with amendments to the 2020 Omnibus Incentive Plan; (I) the effects of the reverse stock split; and (m) transactions relating to the sale of our mortgage business and mortgage warehouse business.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” “confident,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally,forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to, among others,the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses, including changes required under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; recent turnover in our Board of Directors and our executive management team; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations,and policies; the imposition of restrictions on our operations by bank regulators; the outcome of pending or threatened litigation, or of investigations or any other matters before regulatory agencies, whether currently existing or commencing in the future; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K/A for the year ended December 31,2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this Amendment, during investor presentations, or in our other SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.